VAN KAMPEN FOCUS PORTFOLIOS, SERIES 404

                      Select 10 Industrial Portfolio 2003-5

              Supplement to the Prospectus dated September 2, 2003

         Notwithstanding anything to the contrary in the prospectus, the Record Dates for the Portfolio are December 10, 2003, March 10, 2004, June 10, 2004 and August 1, 2004 and the Distribution Dates for the Portfolio are December 25, 2003, March 25, 2004, June 25, 2004 and August 15, 2004.

Supplement Dated:  September 18, 2003